                                                                    Exhibit 4.1





                         INCORPORATED UNDER THE LAWS OF

                             THE STATE OF DELAWARE

                                OCTOBER 4, 1991




          [SEAL]                                             [SEAL]

          NUMBER                                             SHARES




                          CROWLEY MARITIME CORPORATION


INFORMATION REGARDING THE RIGHTS, PREFERENCES AND PRIVILEGES APPLICABLE TO THE
   SHARES EVIDENCED BY THIS CERTIFICATE IS SET FORTH ON THE REVERSE HEREON


THIS IS TO CERTIFY THAT _________________________________________________ is the

registered holder of ____________________________________________________ Shares


 of the Common Stock of   CROWLEY MARITIME CORPORATION


transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________ day of __________________, A.D. 20_______.


___________________________________     _____________________________________

         Secretary                               Chairman of the Board


                         SHARES      $0.01       EACH


(C) GOES 71
All Rights Reserved

                                 CERTIFICATE

                                     FOR



                                    SHARES


                                    OF THE
                                 COMMON STOCK






                                  ISSUED TO

                              ------------------
                                    DATED

                              ------------------



For Value Received, __________ hereby sell, assign and transfer unto ____________________________________________________Shares

         of the Common Stock represented by the within

  Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________, Attorney


to transfer the said Stock on the books of the within named

Corporation with full power of substitution in the premises.

    Dated ____________, 20___

       In presence of

-----------------------------        --------------------------------


     NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
 MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
 ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.